UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 13, 2004

THE WET SEAL, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-18632	33-0415940
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26972 Burbank Foothill Ranch, California	92610
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 583-9029

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant` to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On December 13, 2004, The Wet Seal, Inc. (the “Company”) announced that it had amended the terms of its Securities Purchase Agreement, dated as of November 9, 2004, with S.A.C. Capital Associates, LLC, an entity managed by S.A.C. Capital Advisors, LLC, and certain other investors (collectively with SAC, the “Investors”).

Pursuant to the terms of the amended Securities Purchase Agreement, the aggregate principal amount of the secured convertible notes (the “Convertible Notes”) to be issued at the closing, has been increased from $40,000,000 to $56,000,000. Since the Company will be receiving an additional $16,000,000 at closing, the Company will not be issuing the Additional Investment Rights Warrants provided for under the original terms of the Securities Purchase Agreement. These warrants would have been exercisable for up to $15,850,000 in aggregate principal amount of additional Convertible Notes. The initial conversion price per share for all of the Convertible Notes to be issued at closing will be $1.50.

In consideration of the agreement to provide additional funds at closing, the Investors will receive warrants to acquire an additional 1,300,000 shares of Class A Common Stock of the Company. The additional warrants, which will also be issued at closing, will be exercisable for five years and will have an initial exercise price of $2.75.

The Company believes that the access to greater funds at closing will allow the Company to implement its turn-around strategy for its Wet Seal division at an earlier stage.

The remaining terms of the deal have not been modified.

A copy of the Amended and Restated Securities Purchase Agreement, dated as of December 13, 2004, is filed herewith as Exhibit 10.1. In addition, a copy of the Amended and Restated Registration Rights Agreement, forms of each of the Convertible Note and the Warrants and a copy of the Amended and Restated First Amendment to the Amended and Restated Credit Agreement are filed herewith as Exhibits 10.2 through 10.8. The Company’s transactions with the Investors are described in the press release issued by the Company on December 13, 2004, a copy of which is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

Not Applicable.

(b)	Pro Forma Financial Information.

Not Applicable.

(c)	Exhibits.

10.1	Amended and Restated Securities Purchase Agreement entered into among the Company and the Investors

10.2	Amended and Restated Registration Rights Agreement entered into among the Company and the Investors

10.3	Form of Secured Convertible Note to be issued by the Company

10.4	Form of Series A Warrant to be issued by the Company

10.5	Form of Series B Warrant to be issued by the Company

10.6	Form of Series C Warrant to be issued by the Company

10.7	Form of Series D Warrant to be issued by the Company

10.8	Amended and Restated First Amendment to the Amended and Restated Credit Agreement entered into among the Company and the Senior Lenders

99.1	Press release, dated December 13, 2004, issued by the Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WET SEAL, INC. (Registrant)

Date: December 14, 2004	By:	/S/ JOSEPH DECKOP
	Name:	Joseph Deckop
	Title:	Interim Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
10.1	Amended and Restated Securities Purchase Agreement entered into among the Company and the Investors

10.2	Amended and Restated Registration Rights Agreement entered into among the Company and the Investors

10.3	Form of Secured Convertible Note to be issued by the Company

10.4	Form of Series A Warrant to be issued by the Company

10.5	Form of Series B Warrant to be issued by the Company

10.6	Form of Series C Warrant to be issued by the Company

10.7	Form of Series D Warrant to be issued by the Company

10.8	Amended and Restated First Amendment to the Amended and Restated Credit Agreement entered into among the Company and the Senior Lenders

99.1	Press release, dated December 13, 2004, issued by the Company